SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                                     APRIL 7, 2003
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Date of earliest event reported:                    APRIL 7, 2003
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                         DIAMOND OFFSHORE DRILLING, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                                1-13926                     76-0321760
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(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)


15415 KATY FREEWAY, HOUSTON, TEXAS                                     77094
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(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code            (281) 492-5300
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS
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         On April 7, 2003, Diamond Offshore Drilling, Inc., a Delaware
corporation (the "Company"), filed with the Securities and Exchange Commission (the "Commission") definitive additional proxy materials to supplement and correct certain disclosure contained in the definitive proxy statement on
Schedule 14A (the "Proxy Statement") filed by the Company with the Commission on March 28, 2003. The beneficial ownership table contained in the section captioned "Security Ownership of Certain Beneficial Owners" on page 2 of the Proxy Statement inadvertently omitted information with respect to FMR Corp. Such information is included in the section below, which amends and restates in its entirety, and supercedes, the section captioned "Security Ownership of Certain Beneficial Owners" on page 2 of the Proxy Statement.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

           The table below sets forth certain information with respect to each person or entity known by the Company to be the beneficial owner of 5% or more of the outstanding shares of Common Stock (based upon Schedule 13D and Schedule 13G filings by such persons with the Securities and Exchange Commission (the "Commission")). The percentages are calculated based on the amount of outstanding securities as of March 24, 2003, excluding securities held by or for the account of the Company.

                                               NAME AND ADDRESS                       AMOUNT AND NATURE           PERCENT
        TITLE OF CLASS                       OF BENEFICIAL OWNER                   OF BENEFICIAL OWNERSHIP        OF CLASS
        --------------                       -------------------                   -----------------------        --------
Common Stock................             Loews Corporation                              70,100,000 (1)            53.8%
                                         667 Madison Avenue
                                         New York, NY 10021-8087

Common Stock ...............             Merrill Lynch & Co., Inc. (2)                  9,303,774 (2)               7.1%
                                         World Financial Center, North Tower
                                         250 Vesey Street
                                         New York, NY 10381

Common Stock ...............             FMR Corp.  (3)                                 9,145,817 (3)               7.0%
                                         82 Devonshire Street
                                         Boston, MA 02109


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(1)  Loews Corporation ("Loews") has sole investment power and sole voting power over the shares.

(2) Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Investment Managers) has shared investment power and shared voting power over the shares.

(3) Information based solely on a Schedule 13G filed with the Commission jointly by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson. Such
     Schedule 13G indicates that Mr. Johnson is Chairman of FMR Corp. and Ms. Johnson is a director of FMR Corp. and may be deemed to be members of a controlling group with respect to FMR Corp. The Schedule 13G also indicates that, at December 31, 2002: (i) Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., was the beneficial owner of 8,684,986 shares of Common Stock (including shares resulting from the assumed exchange of exchangeable debt of Loews for shares of Common Stock) in its capacity as investment adviser to various registered investment companies;
     (ii) Fidelity Management Trust Company, a bank that is a wholly-owned subsidiary of FMR Corp., was the beneficial owner of 380,500 shares of Common Stock; (iii) Fidelity International Limited, an investment adviser of which Mr. Johnson is Chairman but which is managed independently from FMR Corp., was the beneficial owner of 79,900 shares of Common Stock; and
     (iv) Geode Capital Management, LLC, which is affiliated with FMR Corp., was the beneficial owner of 431 shares of Common Stock.


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
           Because Loews holds more than a majority of the outstanding shares of Common Stock of the Company, Loews has the power to approve matters submitted for consideration at the Annual Meeting without regard to the votes of the other stockholders. The Company understands that Loews intends to vote FOR the election of management's nominees for the Board of Directors and FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors. There are no agreements between the Company and Loews with respect to the election of directors or officers of the Company or with respect to the other matters which may come before the Annual Meeting.





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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DIAMOND OFFSHORE DRILLING, INC.


                                 By: /s/ William C. Long
                                    --------------------------------------------
                                     William C. Long
                                     Vice President, General Counsel & Secretary

Dated:  April 7, 2003







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